SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





Date of Report
(Date of earliest event reported): October 25, 1994



                SAN DIEGO GAS & ELECTRIC COMPANY

     (Exact name of registrant as specified in its charter)



       CALIFORNIA            1-3779                    95-1184800

(State or other jurisdiction of(Commission       (I.R.S. Employer
incorporation or organization)File Number)    Identification No.)



101 ASH STREET, SAN DIEGO, CALIFORNIA                       92101

(Address of principal executive offices)               (Zip Code)



                                                   (619) 696-2000
Registrant's telephone number, including area code





 (Former name or former address, if changed since last report.)

                          FORM 8-K

Item 5.  Other Events

On October 25, 1994 SDG&E announced the appointment of Thomas C. Stickel and William D. Jones to SDG&E's Board of Directors. Additional information is included in the attached press release.



Item 7.  Financial Statements and Exhibits

(c)  Exhibits

28.1  October 25, 1994 San Diego Gas & Electric Company Press Release




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SAN DIEGO GAS & ELECTRIC COMPANY
                                                   (Registrant)



 October 26, 1994             By:           /s/ F. H. Ault
 -----------------             ------------------------------------------
  Date                           F. H. Ault, Vice President and Controller

EXHIBIT 28.1


 Gretchen Griswold, (619) 696-4309
FOR IMMEDIATE RELEASE


                 SAN DIEGO GAS & ELECTRIC BOARD
            NAMES STICKEL AND JONES AS NEW DIRECTORS
 SAN DIEGO, Oct. 25, 1994 -- San Diego Gas & Electric's board of directors yesterday named two new members to the board, bringing the total number of board members to 10, according to Thomas A. Page, SDG&E chairman, president and chief executive officer.
 The two new members are Thomas C. Stickel, chairman and founder of American Partners Capital Group, Inc., and William D. Jones, president, chief executive officer and a director of CityLink Investment Corporation.
 Stickel established American Partners Capital Group, Inc., a corporation specializing in pension fund-related capital formation programs, in 1994. Between 1983 and 1992, Stickel was founder, chairman and chief executive officer of TCS Enterprises, Inc., the parent company of seven wholly owned business and financial services companies. Prior to that, Stickel founded and served as chief executive officer of Bank of Southern California.

 Stickel graduated from San Diego State University in 1971 and earned a master's degree in public administration from the University of Southern California in 1976.
 Jones joined CityLink Investment Corporation, based in San Diego, in 1994. CityLink acquires and manages real estate ventures and commercial businesses in select urban areas. CityLink is developing an urban village in the Mid-City community, the first phase being the Mid-City Area Police Station/Community Center for San Diego.
 Prior to the formation of CityLink, Jones had been general manager/senior asset manager for the Prudential Investment Corporation until 1993. He joined the Prudential organization in 1989 as investment manager and assistant to the chairman for the Prudential Realty Group in Newark, New Jersey. Jones served as a member of the San Diego City Council between 1982 and 1987, including one year as deputy mayor.
 Jones received a bachelor's degree in economics from the University of San Diego in 1980, and a master's degree in business administration in 1989 from the Harvard School of Business Administration.
 "These two gentlemen expand the expertise of the SDG&E board to better reflect the rapidly changing needs of the utility business," said Page. "It's a pleasure to welcome them to the board, and we look forward to the benefit of their proven experience in competitive markets."

             FEB 410
              Form 8-K



                           October 26, 1994




Securities and Exchange Commission
450 Fifth St., N.W.
Washington, DC  20549-1004


Ladies and Gentlemen:

The Current Report on Form 8-K, of San Diego Gas & Electric Company, announcing the appointment of two additional members to SDG&E's Board of Directors is hereby being transmitted to you.

                                                   Sincerely,



                                                   James P. Trent
                                                   Manager-Accounting Operations

JPT/RCK:kn